UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

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LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 E. McKinney Street, Suite 1000 Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Landsea Homes Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, stockholders (i) approved the election of the seven nominees named in the proxy statement to serve as directors until the Company’s next annual meeting of stockholders and until their successors have been duly elected and qualified, (ii) approved, on a non-binding, advisory basis, the Company’s Named Executive Officer compensation as disclosed in the proxy statement, (iii) voted, on a non-binding, advisory basis, to conduct future non-binding votes on Named Executive Officer compensation every year, and (iv) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023.

Effective as of the 2023 Annual Meeting, the Board of Directors of the Company (the “Board”) reduced the size of the Board to seven members.

Set forth below are the votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as to the items of business at the 2023 Annual Meeting:

(1) Election of seven directors to hold office until the 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Ming (Martin) Tian	25,617,515	2,258,239	4,081,440
John Ho	25,766,642	2,109,112	4,081,440
Qin (Joanna) Zhou	25,617,450	2,258,304	4,081,440
Bruce Frank	25,298,202	2,577,552	4,081,440
Thomas J. Hartfield	26,842,708	1,033,046	4,081,440
Elias Farhat	25,455,832	2,419,922	4,081,440
Mollie Fadule	25,459,249	2,416,505	4,081,440

(2) Non-binding, advisory vote to approve Named Executive Officer compensation:

For	Against	Abstain	Broker Non-Votes
27,245,361	621,247	9,146	4,081,440

(3) Non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve Named Executive Officer compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
27,786,430	3,717	85,099	508	4,081,440

In accordance with the Board’s recommendation and the voting results on this proposal, the Company will hold an annual advisory vote to approve Named Executive Officer compensation.

 (4) Advisory vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023:

For	Against	Abstain	Broker Non-Votes
31,952,888	3,727	579	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: June 15, 2023	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: Executive Vice President, Chief Legal Officer and Secretary